FIFTH AMENDMENT TO CREDIT AGREEMENT

THIS FIFTH AMENDMENT TO CREDIT AGREEMENT (this "Amendment") is entered into as of February 16, 2007, among PETRO STOPPING CENTERS, L.P., a Delaware limited partnership (the "Borrower"), PETRO STOPPING CENTERS HOLDINGS, L.P., a Delaware limited partnership and a limited partner of the Borrower ("Holdings"), PETRO HOLDINGS FINANCIAL CORPORATION, a Delaware corporation ("Petro Holdings"), PETRO DISTRIBUTING, INC., a Delaware corporation and a Subsidiary of the Borrower ("Petro Distributing"), and PETRO FINANCIAL CORPORATION, a Delaware corporation and a Subsidiary of the Borrower ("Petro Financial"), the Lenders (as defined in the Credit Agreement referred to below), and WELLS FARGO BANK, N. A., as Administrative Agent, Collateral Agent and L/C Issuer.

RECITALS:

A. The Borrower, Holdings, Petro Holdings, Petro Distributing, Petro Financial, the Lenders party thereto and the Administrative Agent have entered into that certain Credit Agreement dated as of February 9, 2004 (as amended by that certain First Amendment to Credit Agreement dated as of January 21, 2005, that certain Second Amendment to Credit Agreement dated as of July 26, 2005, that certain Third Amendment and Consent relating to Credit Agreement dated as of February 3, 2006 and that certain Fourth Amendment and Consent relating to Credit Agreement dated as of July 14, 2006, and as such Credit Agreement may be further amended, modified, supplemented and extended from time to time, including, without limitation, as amended by this Amendment, the "Credit Agreement").

B. The Borrower has requested that the Credit Agreement be amended in certain respects, and the Agents and the Lenders have agreed to make such amendments upon and subject to the terms and conditions set forth in this Amendment.

NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

  DEFINITIONS

    Definitions. Capitalized terms used in this Amendment, to the extent not otherwise defined herein, shall have the same meanings herein as in the Credit Agreement.

  amendments to the credit agreement

    Amendment to Definition of "Applicable Rate". The definition of the term "Applicable Rate" set forth in Section 1.01 of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

    "Applicable Rate" means as follows: (a) with respect to Base Rate Loans, 0.75% per annum, (b) with respect to Eurodollar Rate Loans, 1.75% per annum, (c) with respect to the commitment fee payable pursuant to Section 2.09(a), 0.375% per annum, and (d) with respect to the Letter of Credit Fees payable pursuant to Section 2.03(i), 1.75% per annum.

    Amendment to Definition of "Revolving Loans Maturity Date". The definition of the term "Revolving Loans Maturity Date" set forth in Section 1.01 of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

    "Revolving Loans Maturity Date" means February 9, 2009.

    Amendment to Definition of "Term Loan Maturity Date". The definition of the term "Term Loan Maturity Date" set forth in Section 1.01 of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

    "Term Loan Maturity Date" means February 9, 2009.

    Amendment to Section 7.16. Clause (b) of the proviso contained in Section 7.16 of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

    (b) such deposit accounts held with such banks as referred to in clause (a) preceding shall not be required to be subject to such Control Agreements if and to the extent (but only if and to the extent) that (i) each such bank refuses to execute such a Control Agreement notwithstanding the Borrower's commercially reasonable efforts to obtain such a Control Agreement and (ii) the aggregate amount contained in all deposit accounts which are not subject to such Control Agreements (exclusive of amounts pledged to or deposited with the Administrative Agent to Cash Collateralize Letters of Credit as required by this Agreement) shall not at any time exceed $8,000,000, and

    Amendment to Section 8.12. Section 8.12 of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

  8.12 Capital Expenditures. Make or become legally obligated to make any expenditure which constitutes a Consolidated Capital Expenditure, except for (a) Consolidated Capital Expenditures made in the ordinary course of business and not exceeding in the aggregate for all Loan Parties during each fiscal year the amount set forth opposite such fiscal year below:

Fiscal Year	Maximum Amount of Capital Expenditures
2004	$10,000,000.00
2005	$14,000,000.00
2006	$14,000,000.00
2007	$18,000,000.00
2008	$18,000,000.00
2009	$18,000,000.00

  , and (b) additional Consolidated Capital Expenditures (i) for building new Petro Lube stations in an aggregate amount not to exceed $5,000,000 at any and all times during the term of this Agreement, (ii) for building new stopping center locations in an aggregate amount not to exceed $35,000,000 at any and all times during the term of this Agreement, and (iii) made with proceeds of Dispositions that were reinvested in a Replacement Asset within 12 months of the date of such Disposition and that did not result in the requirement of a mandatory prepayment pursuant to clause (ii) of Section 2.05(b) of this Agreement; provided, however, that, for purposes of calculating the maximum amount of Consolidated Capital Expenditures permitted during any fiscal year in accordance with clause (a) of this Section 8.12, so long as no Default has occurred and is continuing or would result from such expenditure, any portion of any amount set forth in the table above, if not expended in the fiscal year for which it is permitted above, may be carried over for expenditure in the next following fiscal year (and such Consolidated Capital Expenditures made during any fiscal year shall first be applied to any carry-forward credit from the prior fiscal year).

  CONDITIONS PRECEDENT; Representations and Warranties

    Conditions Precedent. The effectiveness of this Amendment is subject to the satisfaction of each of the following conditions precedent (except if and to the extent that any of such conditions precedent is waived in writing by the Agents and the Required Lenders):

    (a) The Administrative Agent shall have received all of the following, each in form and substance and otherwise reasonably satisfactory to the Administrative Agent:

    (i) Amendment. This Amendment duly executed by all parties hereto;

    (ii) Resolutions. Certified resolutions of the board of directors, members, managers, partners or similar governing body of each Loan Party which authorize the execution, delivery and performance of this Amendment and the other agreements, documents and instruments referred to herein to which such Loan Party is a party; and

    (iii) Organizational Documents. True and correct copies of any and all amendments to or modifications of any of the Organizational Documents of any Loan Party or Petro since the Closing Date, certified (where applicable) by the appropriate Governmental Authorities.

    (b) All representations and warranties of any Loan Party or Petro contained in the Credit Agreement or any other Loan Document shall be true and correct as of the date hereof as if made again on and as of the date hereof (except to the extent that such representations and warranties were expressly, in the Loan Documents, made only in reference to a specific date).

    (c) No Default or Event of Default shall have occurred and be continuing (after giving effect to this Amendment).

    (d) If and to the extent required by the Administrative Agent and presented for payment, all fees and expenses of counsel to the Administrative Agent payable by the Borrower in accordance with Section 11.04 of the Credit Agreement shall have been paid.

    Representations and Warranties. Each of the Loan Parties represents and warrants to the Agents and the Lenders that each of the conditions precedent set forth in Section 3.01 of this Amendment has been satisfied as of the date of this Amendment. Without limiting the generality of the foregoing, each of the Loan Parties represents and warrants to the Agents and the Lenders that (a) all representations and warranties of any Loan Party or Petro contained in the Credit Agreement or any other Loan Document are true and correct as of the date hereof as if made again on and as of the date hereof (except to the extent that such representations and warranties were expressly, in the Loan Documents, made only in reference to a specific date) and (b) no Default or Event of Default has occurred and is continuing (after giving effect to this Amendment).

  MISCELLANEOUS

    Ratifications. Except as expressly modified and superseded by this Amendment, the terms and provisions of the Credit Agreement are ratified and confirmed and shall continue in full force and effect. The Loan Parties, the Agents and the Lenders agree that the Credit Agreement shall continue to be legal, valid, binding and enforceable in accordance with its terms.

    Reference to Credit Agreement, etc. Each of the Loan Documents, including the Credit Agreement and any and all other agreements, documents or instruments now or hereafter executed and/or delivered pursuant to the terms hereof or pursuant to the terms of the Credit Agreement as amended hereby, is hereby amended so that any reference in such Loan Document to the Credit Agreement shall mean a reference to the Credit Agreement as amended hereby. This Amendment shall constitute a Loan Document.

    Severability. Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

    Applicable Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED ENTIRELY WITHIN SUCH STATE (INCLUDING, WITHOUT LIMITATION, SECTION 5-1401 OF NEW YORK'S GENERAL OBLIGATIONS LAW REGARDING CHOICE OF LAW); PROVIDED THAT THE AGENTS AND EACH LENDER SHALL RETAIN ALL RIGHTS ARISING UNDER FEDERAL LAW.

    Successors and Assigns. This Amendment is binding upon and shall inure to the benefit of the Loan Parties, the Agents and the Lenders and their respective successors and permitted assigns, except that none of the Loan Parties may assign or transfer any of its rights or obligations hereunder without the prior written consent of the Agents and the Required Lenders.

    Counterparts. This Amendment may be executed in one or more counterparts, each of which when so executed shall be deemed to be an original, but all of which together shall constitute one and the same agreement.

    Headings. The headings, captions and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

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BORROWER:

PETRO STOPPING CENTERS, L.P.,

a Delaware limited partnership

By:

Name:

Title:

HOLDINGS:

PETRO STOPPING CENTERS HOLDINGS, L.P.

By:

Name:

Title:

PETRO HOLDINGS:

PETRO HOLDINGS FINANCIAL CORPORATION

By:

Name:

Title:

PETRO DISTRIBUTING:

PETRO DISTRIBUTING, INC.

By:

Name:

Title:

PETRO FINANCIAL:

PETRO FINANCIAL CORPORATION

By:

Name:

Title:

AGENTS:

WELLS FARGO BANK, N. A.,

as Administrative Agent and Collateral Agent

By:

Name: David G. James

Title: Vice President

LENDERS:

WELLS FARGO BANK, N. A.,

as a Lender and L/C Issuer

By:

Name: David G. James

Title: Vice President

BANK OF AMERICA, N.A.,

as a Lender

By:

Name:

Title:

BIG SKY LOAN FUND, LTD.,

as a Lender

By: Eaton Vance Management

Title: Investment Advisor

By:

Name:

Title:

CELERITY CLO LIMITED

By: TCW Advisors, Inc.,

as Agent

By:

Name:

Title:

By:

Name:

Title:

EATON VANCE SENIOR FLOATING-RATE TRUST,

as a Lender

By: Eaton Vance Management

Title: Investment Advisor

By:

Name:

Title:

EATON VANCE INSTITUTIONAL SENIOR LOAN FUND, as a Lender

By: Eaton Vance Management

Title: Investment Advisor

By:

Name:

Title:

GRAYSON & CO.,

as a Lender

By: Boston Management and Research

Title: Investment Advisor

By:

Name:

Title:

RAYMOND JAMES BANK, FSB,

as a Lender

By:

Name:

Title:

TCW SELECT LOAN FUND, LIMITED,

By: TCW Advisors, Inc.

as its Collateral Manager

By:

Name:

Title:

By:

Name:

Title:

DARIEN LOAN FUNDING COMPANY

By: TCW Advisors

as its Interim Collateral Manager

By:

Name:

Title:

By:

Name:

Title:

CONSENT TO FIFTH AMENDMENT TO CREDIT AGREEMENT

Petro, Inc. hereby (a) consents to and approves all of the terms and provisions of the Fifth Amendment to Credit Agreement dated as of February 16, 2007 to which this Consent is attached and (b) ratifies, confirms and reaffirms (i) all terms and provisions of that certain Guaranty dated as of February 9, 2004, executed by it to and in favor of Wells Fargo Bank, N.A., as Administrative Agent, Collateral Agent and L/C Issuer, and the other Lenders party to the Credit Agreement, and all other Loan Documents to which it is a party, and (ii) all of its indebtedness, liabilities and obligations under such Guaranty and other Loan Documents, all of which shall continue in full force and effect in accordance with their terms.

Date: February 16, 2007.

PETRO, INC.

By:

Name:

Title: